SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



Date  of  report  (Date  of  earliest   event   reported):  October 10, 1996

                        ASCENT ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                          0-27192                    52-1930707
(State or other jurisdiction of   (Commission                (I.R.S. Employer
incorporation or organization)    File No.)                  Identification No.)



                                One Tabor Center
                       1200 Seventeenth Street, Suite 2800
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                                 (303) 626-7000
              (Registrant's telephone number, including area code)

            Page 1 of 13 pages. The Exhibit Index appears on page 8.

Item 2.  Acquisition or Disposition of Assets


Acquisition of the Assets and Certain Liabilities of SpectraVision, Inc. by On Command Corporation.

   On October 10, 1996, Ascent Entertainment Group, Inc. ("Ascent") through its subsidiary, On Command Corporation ("On Command"), consummated the previously announced acquisition (the "Acquisition") of the assets and properties (including, but not limited to, copyrights, patents, personal property, real property, equipment and records) and certain liabilities of SpectraVision, Inc. ("SpectraVision"), with an effective date of October 8, 1996 (the "Closing Date"). The Acquisition was consummated pursuant to an Acquisition Agreement dated August 13, 1996, among Ascent, On Command, SpectraVision and the other parties named therein (the "Acquisition Agreement"), a copy of which is an exhibit to this report and is incorporated herein by reference. Pursuant to the Acquisition Agreement, On Command acquired all of the outstanding capital stock of SpectraDyne, Inc. the primary operating subsidiary of SpectraVision, together with certain other assets of SpectraVision and its affiliates. Prior to the Closing Date, On Command Video Corporation ("OCV"), formerly an 84% owned subsidiary of Ascent (approximately 79% owned on a fully diluted basis), was merged (the "Merger") into a subsidiary of On Command and became a wholly owned subsidiary of On Command pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among On Command, OCV and On Command Merger Corporation dated August 13, 1996, a copy of which is an exhibit to this report and is incorporated herein by reference. The Acquisition Agreement and the Merger Agreement were entered into to effect the terms of the Agreement dated April 19, 1996 entered into among Ascent, OCV and the other parties named therein and to effectuate the transactions contemplated thereby.

   As of the Closing Date, Ascent and the minority stockholders of OCV received 21,750,000 shares of On Command common stock (72.5% of the initial outstanding On Command common stock). Of these shares, Ascent received 17,149,766 shares. In consideration of the acquisition of the assets and properties of SpectraVision by On Command, 8,041,618 shares of On Command common stock were issued to the SpectraVision bankruptcy estate for distribution to SpectraVision's creditors. Additionally, 208,382 shares were held in reserve in connection with a possible adjustment based upon a preliminary determination that SpectraVision had negative working capital on the Closing Date (the "Reserve Stock"), which depending upon the final calculation of SpectraVision's negative working capital, will either be distributed to Ascent and the OCV minority stockholders or to the SpectraVision bankruptcy estate for the benefit of SpectraVision's creditors. Assuming no OCV stockholders exercise their appraisal rights in connection with the transaction and without giving effect to the Reserve Stock, as of the date of this filing Ascent owns approximately 57.2% of the outstanding common stock of On Command.

   In connection with the Acquisition and the Merger, On Command also issued warrants representing the right to purchase a total of 7,500,000 shares of On Command common stock (20% of the outstanding common stock of On Command, after exercise of the warrants) pursuant to a Warrant Agreement between On Command and The Bank of New York dated October 8, 1996, a copy of which is an exhibit to this report and is incorporated herein by reference. The warrants have a term of 7 years and an exercise price of $15.27 per share of On Command Common Stock. Series A Warrants to purchase on a cashless basis an aggregate of 1,425,000 shares of On Command common stock were issued to the former OCV stockholders, of which Ascent received warrants to purchase 1,124,325 shares; Series B Warrants to purchase for cash an aggregate of 2,625,000 shares of On Command common stock were issued to the SpectraVision bankruptcy estate for distribution to creditors; and Series C Warrants were issued to Gary Wilson Partners to purchase for cash an aggregate of 3,450,000 shares of On Command common stock in consideration of certain investment banking and advisory services provided in connection with the transactions.

   In addition to the issuance of stock and warrants, On Command made approximately $92 million in payments in connection with the Acquisition and Merger as follows: (i) $40 million to Foothill Capital Corporation to pay off obligations of SpectraVision and its affiliated debtors ("Debtors"); (ii) approximately $43.6 million to pay off intercompany obligations of OCV to Ascent and other On Command obligations; and (iii) approximately $8.4 million to pay certain administrative claims and other bankruptcy costs of the Debtors. The source of these payments was a $125 million credit facility which On Command entered into with NationsBank of Texas, N.A. (the "On Command Credit Facility") consisting of (i) a 364-day revolving credit and competitive advance facility which, subject to certain conditions, will be renewable for four 364-day periods, and (ii) a five year revolving credit and competitive advance facility; provided, however, that any amounts borrowed under the five year facility will reduce the amount available under the 364-day facility. The terms of the On Command Credit Facility were disclosed in detail in Ascent's Current Report on Form 8-K, filed with the Commission on September 26, 1996, as amended by Form 8-K/A filed on October 17, 1996 (the "Ascent Form 8-K") the terms of which are incorporated herein by this reference.

   Certain of the assets acquired by On Command pursuant to the Acquisition Agreement constitute equipment previously used by SpectraVision in its business of providing pay per view movies and other services to hotel guests. On Command currently intends to continue the use of such assets in its business of providing pay per view movies and other services to hotel guests; however, if On Command determines that certain of such equipment is obsolete or unnecessary because of On Command's own equipment, such equipment will not be used in the provision of such services.

   Also on the Closing Date, Ascent entered into a credit agreement with NationsBank of Texas, N.A. providing for borrowings up to $200 million, consisting of a 364-day secured revolving credit facility, which, subject to certain conditions, will be renewable for two 364-day periods (the "Ascent Credit Facility"). The terms of the Ascent Credit Facility were disclosed in detail in the Ascent Form 8-K, the terms of which are incorporated herein by this reference.



Item 5.     Other Events

   As permitted by Item 5, Ascent has included financial statements for On Command Video Corporation under Item 7(a) of this Form 8-K despite that fact that On Command Video Corporation is not a business being acquired by Ascent since Ascent previously owned 79%, on a fully diluted basis, of On Command Video Corporation.

Item 7. Financial Statements and Exhibits

      (a)  Financial Statements of Businesses Acquired

      (1) The following financial statements of SpectraVision are incorporated by reference from Amendment No. 3 to the On Command Registration Statement on Form S-4, commission file no. 333-10407, filed with the Commission on October 7, 1996:

      Audited Financial Statements for the years ended December 31, 1995, 1994 and 1993

      Independent Auditors' Report

      Consolidated Statements of Financial Position at December 31,
      1995 and 1994

      Consolidated Statements of Operations for the years ended
      December 31, 1995, 1994 and 1993

      Consolidated Statements of Stockholders' Deficit for the years ended December 31, 1995, 1994 and 1993

      Consolidated Statements of Cash Flows for the years ended
      December 31, 1995, 1994 and 1993

      Notes to Consolidated Financial Statements

      Unaudited Interim Financial Statements for the six months ended June 30, 1996 and 1995

      Condensed Consolidated Balance Sheets at June 30, 1996 and
      December 31, 1995

      Condensed Consolidated Statements of Operations for the six months ended June 30, 1996 and 1995

      Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995

      Notes to Condensed Consolidated Financial Statements

      (2) The following financial statements of OCV are incorporated by reference from Amendment No. 3 to the On
      Command Registration Statement on Form S-4, commission file no. 333-10407, filed with the Commission on October 7, 1996:


      Audited Financial Statements for the years ended December 31, 1995, 1994 and 1993


      Report of Deloitte & Touche LLP

      Report of Ernst & Young LLP, Independent Auditors

      Balance Sheets at December 31, 1995 and 1994

      Statements of Income for the years ended December 31, 1995, 1994 and 1993

      Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993.

      Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993

      Notes to Financial Statements

      Unaudited Interim Financial Statements for the six months ended June 30, 1996 and 1995

      Condensed  Consolidated  Balance  Sheets  at June  30,  1996 and
      December 31, 1995

      Condensed Consolidated Statements of Income for the six months ended June 30, 1996 and 1995

      Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995

      Notes to Condensed Consolidated Financial Statements


      (b)    Pro Forma Financial Information

      (1) As permitted by Item 7(b)(2) of Form 8-K, because it is impracticable to provide the additional required pro forma financial statements for Ascent at the time of filing this Form 8-K, such statements will be filed on an amendment to this Form 8-K as soon as practicable, but not later than December 20, 1996, which is the last business day prior to the date 60 days after this Form 8-K reporting the Merger and Acquisition must be filed.


      (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).


             Exhibit No.                        Description

                2.1 Agreement and Plan of Merger by and among On Command, OCV and On Command Merger Corporation dated August 13, 1996(Incorporated by reference to Exhibit 2.1 to On Command's Registration Statement on Form S-4,file no. 333-10407).

                2.2 Acquisition Agreement by and among Ascent, On Command, SpectraVision and the other parties named therein, dated August 13, 1996, as amended(Incorporated by reference to Exhibit
                                  2.2 to On Command's Registration Statement on Form S-4,file no. 333-10407).

                4.2 Warrant Agreement between On Command and The Bank of New York, dated August 13, 1996 (Incorporated by reference to Exhibit 2.2 to On Command's Registration Statement on Form S-4,file no. 333-10407).

                20                Press    release   by   On   Command
                                  Corporation dated October  10,  1996
                                  reporting   the consummation of the
                                  Acquisition and the Merger.

                23(a)             Consent of Deloitte & Touche LLP

                23(b)             Consent of Ernst & Young LLP

                23(c)             Consent of KPMG Peat Marwick LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascent Entertainment Group, Inc.


By:
 /s/ Arthur M. Aaron
Arthur M. Aaron
Vice President, Business and Legal Affairs and Secretary


Date:
October 25, 1996

                               EXHIBIT INDEX


                                                       Sequential
Exhibit No.                     Description            Page Number

  ---------------  ----------------------------------  ------------------

     2.1           Agreement and Plan of Merger by
                   and among On Command, OCV and
                   On  Command   Merger   Corporation
                   dated  August  13,  1996
                   (Incorporated  by  reference  to
                   Exhibit 2.1 to On  Command's
                   Registration Statement on Form S-4,
                   File No. 333-10407).

  ---------------  ----------------------------------  ------------------
  ---------------  ----------------------------------  ------------------

     2.2           Acquisition  Agreement  by  and
                   among  Ascent,  On  Command,
                   SpectraVision  and the other
                   parties  named  therein,  dated
                   August 13,  1996,  as amended
                   (Incorporated  by reference to
                   Exhibit 2.2 to On  Command's
                   Registration  Statement on Form
                   S-4, File No. 333-10407).

  ---------------  ----------------------------------  ------------------
  ---------------  ----------------------------------  ------------------

     4.2           Warrant Agreement between On
                   Command and The Bank of New
                   York, dated August 13, 1996
                   (Incorporated by reference to
                   Exhibit 4.2 to On Command's
                   Registration Statement on Form
                   S-4, File No. 333-10407).
  ---------------  ----------------------------------  ------------------
  ---------------  ----------------------------------  ------------------

     20            Press release by On Command         9
                   Corporation dated October 10,
                   1996 reporting the consummation
                   of the Acquisition and the
                   Merger.

  ---------------  ----------------------------------  ------------------
  ---------------  ----------------------------------  ------------------

     23(a)         Consent of Deloitte & Touche LLP    11

  ---------------  ----------------------------------  ------------------
  ---------------  ----------------------------------  ------------------

     23(b)         Consent of Ernst & Young LLP        12
  ---------------  ----------------------------------  ------------------

  ---------------  ----------------------------------  ------------------

     23(c)         Consent of KPMG Peat Marwick LLP    13
  ---------------  ----------------------------------  ------------------

  ---------------  ----------------------------------  ------------------


  ---------------  ----------------------------------  ------------------

                                                                      Exhibit 20


     On Command Corporation Completes Acquisition of SpectraVision New Public Company Lists On NASDAQ As "ONCO" Combining On Command
 Video and SpectraVision Creates World's Leading Hotel Video Provider
           & Resolves SpectraVision, Inc.'s Bankruptcy Case

For Immediate Release

October 10, 1996
Contact:Paul E. Jacobson  Karen Amrhine
        On Command        Sard, Verbinnen & Co.
        303.626.7060      212.687.8080

Santa Clara, Calif. -- On Command Corporation, a new public company, has concluded its acquisition of SpectraVision, Inc., making On Command the world's largest provider of in-room entertainment and information services to the hotel industry. On Command Corporation combines the SpectraVision assets with On Command Video Corporation to create a hotel video distribution system of more than 900,000 rooms and 100 million annual viewers. The company will trade on the NASDAQ exchange under the ticker symbol "ONCO."


   Led by former AT&T and Creative Artists Agency new media executive Bob Kavner as its president and CEO, On Command Corporation will offer a variety of interactive video entertainment and information services primarily to business and luxury class guest rooms, including video-on-demand, Sony PlayStationTM video games, DSSTM digital satellite service and the Bell Atlantic InfoTravelTM interactive concierge. It is based in Santa Clara, California.


   "On Command's advanced technology, large viewing audience and superior demographics give it the scale and resources to provide hotel guest room viewers the programming they want and need today," said Kavner. "On Command is positioned to be in the vanguard of interactive programming developments -- offering breakthrough new media applications to hotel guests before they reach large scale residential markets."


   As the head of On Command Corporation, Kavner will focus on the integration of the two companies and developing a long-term strategic plan that will enhance On Command's leadership position in on-demand programming by developing new products and services targeted at the hotel industry and other multi-unit environments, such as apartments. Before joining On Command in mid-September, Kavner headed his own consulting firm specializing in broadband and Internet on-demand ventures. Prior to that he spearheaded Creative Artist Agency's communications industries consulting practice and served as CEO of AT&T's MultiMedia Products and Services Group.

   As of June 30, 1996, On Command Video served  approximately  419,000 hotel  rooms  and  SpectraVision,  Inc.  served  approximately  495,000 hotel rooms.

   A registration statement filed with the SEC for On Command Corporation became effective Monday, October 7.

   On Command Corporation was created by Ascent Entertainment Group, Inc., a Denver-based media and entertainment company (NASDAQ: GOAL) that owned approximately 80 percent of On Command Video Corporation. Ascent will continue to own approximately 57.2 percent of the new On Command Corporation. The SpectraVision bankruptcy estate will receive 27.5 percent of On Command Corporation's common stock, distributed through the court-approved bankruptcy plan to SpectraVision's creditors and resolving claims of approximately $600 million. On Command Corporation will issue warrants, equal to 20 percent on a fully-diluted basis, to shareholders of On Command Corporation which will be traded on the NASDAQ exchange under the ticker symbol "ONCO."


   Ascent Entertainment Group's principal business is providing pay-per-view entertainment and information services through its majority-owned On Command Corporation. Ascent owns and operates additional entertainment-related businesses, including the NHL Stanley Cup Champion Colorado Avalanche, NBA Denver Nuggets and Beacon Communications, a motion picture and television production company.

                                                                   Exhibit 23(a)


                          DELOITTE & TOUCHE LLP CONSENT


We consent to the incorporation by reference in this Current Report on Form 8-K of Ascent Entertainment Group, Inc. dated October 10, 1996 of our reports dated September 19, 1996 and October 3, 1996, related to the financial statements of On Command Video Corporation as of December 31, 1995 and 1994, appearing in Amendment No. 3 to Registration Statement No. 333-10407 of On Command Corporation.


Deloitte & Touche LLP

/s/ Deloitte & Touche LLP

San Jose, California
October 21, 1996

                                                                   Exhibit 23(b)


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration (Form S-4 No. 333-10407) of On Command Corporation and in the related Prospectus of our report dated January 26, 1994, with respect to the financial statements and schedule of On Command Video Corporation for the year ended December 31, 1993 incorporated by reference in this Ascent Entertainment Group, Inc. Form 8-K.


Ernst & Young LLP

/s/ Ernst & Young LLP

San Jose, California
October 24, 1996

                                                                   Exhibit 23(c)


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
On Command Corporation:

We consent to the incorporation by reference herein of our reports dated March 1, 1996, except as to the second paragraph of Note 7, which is dated as of March 22, 1996, related to the consolidated statements of financial position of SpectraVision, Inc. and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' deficit and cash flows for each of the years in the three-year period ended December 31, 1995, and the related consolidated financial statement schedule, which reports are included in the On Command Corporation Registration Statement on Amendment No. 3 on Form S-4 filed with the Securities and Exchange Commission on October 7, 1996 (No. 333-10407).

Our reports contain explanatory paragraphs that state that SpectraVision's filing under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court on June 8, 1995 and its expected noncompliance with certain covenants related to its debtor-in-possession financing raise substantial doubt about SpectraVision's ability to continue as a going concern. The consolidated financial statements and the consolidated financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.


KPMG Peat Marwick LLP

/s/ KPMG Peat Marwick LLP

Dallas, Texas
October 21, 1996